UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 27, 2004



                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)


         North Carolina               000-22787                  56-2028446
(State or other jurisdiction of    (Commission File          (I.R.S. Employer
         incorporation)                 Number)           Identification Number)



           6114 U.S. 301 South
       Four Oaks, North Carolina                               27524
(Address of principal executive offices)                    (Zip Code)




                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On September 27, 2004, the Board of Directors of Four Oaks Fincorp, Inc. (the "Company") approved the amendment and restatement of the Company's Dividend Reinvestment and Stock Purchase Plan (the "Plan"). The amendments included: (1) changing the administrator and agent of the Plan from United Carolina Bank to Registrar and Transfer Company; (2) providing that optional cash payments should be made by personal check rather than money order; (3) providing that fractional shares would be calculated to four decimal places rather than three decimal places; (4) providing that any optional cash payments received by the agent more than 30 days prior to a dividend payment date would be returned to the participant; (5) providing that optional cash payments may only be made once a quarter rather than once a month; and (6) adding a fee of $10 for withdrawal of all or any portion of shares of the Company's common stock held in a participant's account by the agent. The Plan, as amended and restated, is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits:

             Exhibit No.       Description
             -----------       -----------
             10.1              Amended and Restated Dividend Reinvestment and
                               Stock Purchase Plan

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FOUR OAKS FINCORP, INC.

                                        By:      /s/ Ayden R. Lee, Jr.
                                            ---------------------------------
                                        Ayden R. Lee, Jr.
                                        President and Chief Executive Officer



Date:  September 29, 2004


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


                                  EXHIBIT INDEX
                                  -------------


             Exhibit No.       Description
             -----------       -----------
             10.1              Amended and Restated Dividend Reinvestment and
                               Stock Purchase Plan




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